Convertible Notes Payable	3 Months Ended
Aug. 31, 2016
Debt Disclosure [Abstract]
Convertible Notes Payable

NOTE 3 – CONVERTIBLE NOTES PAYABLE

From April 2016 through August 2016, the Company issued two unsecured convertible promissory notes in aggregate of $240,000 bearing interest at 10% per annum with principal and interest due at maturity on April 30, 2017.

The promissory notes are convertible automatically upon the Company consummating, prior to April 30, 2017, equity financing pursuant to which the Company sells equity interests to investors with an aggregate purchase price of not less than $200,000 (as amended) including the aggregate principal of the promissory notes (“Qualified Equity Financing”). The promissory notes are convertible at 70% of the price per share paid by the new investors, but otherwise on the same terms and conditions as the other investors.

In addition, if Qualified Equity Financing is not consummated on or prior to maturity date then, at any time in the 90 day period thereafter, the holder may convert the outstanding principal amount and all accrued interest into the Company’s capital stock at a deemed pre-conversion Company valuation of $1.00 per share.

In August 2016, upon achieving the minimum Qualified Equity Financing, as defined, the Company issued an aggregate of 243,131 shares of its common stock in full settlement of the outstanding convertible promissory notes and accrued interest.

GAAP requires companies to bifurcate conversion options from their host instruments and account for them as free standing derivative financial instruments according to certain criteria. The criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument. An exception to this rule is when the host instrument is deemed to be conventional, as that term is described under applicable GAAP.

The Company has determined that the embedded conversion options should not be bifurcated from their host instruments, the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their stated date of redemption. The Company determined there were no beneficial conversion features associated at the time of issuance of these promissory notes.